UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2008
SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibit
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-99.1

Item 3.03 Material Modifications to Rights of Security Holders.
     On November 17, 2008, Selectica, Inc. (the “Company”) executed Amendment To Rights Agreement (the “Amendment”) to the Rights Agreement between the Company and U.S. Stock Transfer Corporation, as Rights Agent, dated as of February 4, 2003 (the “Rights Agreement”).
     As amended, the rights generally become exercisable if a person or group becomes the beneficial owner of 4.99% or more of the outstanding common stock of the Company or announces a tender offer for 4.99% or more of the outstanding common stock. Before the amendment, the beneficial ownership percentage threshold to trigger exercisability of the rights was 15%. Any person or group that owns 4.99% or more of the Company’s outstanding common stock as of the close of business on November 17, 2008 will not trigger exercisability of the rights so long as they do not thereafter acquire beneficial ownership of additional shares of common stock representing one-half of one percent (.5%) or more of the shares of common stock then outstanding, unless upon becoming the beneficial owner of such additional common stock such person or group (i) would beneficially own 15% or more of the outstanding shares of common stock or (ii) would not beneficially own 4.99% or more of the outstanding shares of common stock. Additionally, any person or group who the Company’s board of directors determines inadvertently exceeded the 4.99% threshold can avoid the dilutive effect of the rights by promptly divesting shares of the Company’s common stock so as to reduce its interest below the threshold level.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.1 and incorporated herein by reference, and the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Form 8-K filed by the Company on February 4, 2003 and incorporated herein by reference.
Item 8.01 Other Events.
On November 17, 2008, the Company issued a press release announcing the Amendment. The press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibit.
Exhibits

Exhibit	Description

Exhibit 4.1	Amendment To Rights Agreement to the Rights Agreement dated as of November 17, 2008, between Selectica, Inc. and U.S. Stock Transfer Corporation as Rights Agent.

Exhibit 99.1	Press Release of Selectica, Inc., dated November 17, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: November 17, 2008	By:	/s/ Richard Heaps
Richard Heaps
Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 4.1	Amendment To Rights Agreement to the Rights Agreement dated as of November 17, 2008, between Selectica, Inc. and U.S. Stock Transfer Corporation as Rights Agent.

Exhibit 99.1	Press Release of Selectica, Inc., dated November 17, 2008